THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                          Supplement to Prospectus Dated

                               December 31, 1997

                     Relating to Multiple Class Structure


The Board of Trustees of The Lutheran Brotherhood Family of Funds (the 'Trust') has approved the establishment of a new multiple class structure for each of its portfolio series (each, a 'Fund') effective October 31, 1997. Each Fund will offer three classes of shares: Class A Shares, Class B Shares, and Institutional Class Shares. The Class A Shares will be offered subject to an initial sales charge that varies from 0 to 4% depending on the amount of purchase except that Class A Shares of Lutheran Brotherhood Money Market Fund are not subject to an initial sales charge. Class A Shares of each Fund will pay a shareholder servicing fee at an annual rate equal to
 .25% of the average daily net assets attributable to Class A Shares. The Class B Shares will be offered at net asset value and are subject to a contingent deferred sales charge ('CDSC'). The maximum 5% CDSC applies to redemptions during the first year after purchase and declines thereafter, with no CDSC imposed after the fifth year. Class B Shares of each Fund will also pay a distribution fee pursuant to Rule 12b-1 under the Investment Company Act of 1940 at an annual rate of .75% of the average daily net assets attributable to the Class B Shares (except for LB Money Market Fund) and a servicing fee at an annual rate equal to .25% of the average daily net assets attributable to the Class B Shares. The Institutional Class Shares will be offered to certain Lutheran institutions and Lutheran church organizations at net asset value subject to a minimum investment of $100,000.

On October 31, 1997, all the existing shares of each Fund will be automatically redesignated as Class A Shares except that Lutheran institutions or church organizations that have accounts of at least $100,000 will be automatically redesignated as Institutional Class Shares.

Lutheran Brotherhood Research Corporation has also agreed to a permanent waiver, effective October 31, 1997, of a portion of its investment advisory fee for each Fund equal to .25% of the average daily net asset value of each Fund.



October 17, 1997


           PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS